UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Pentair plc

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 9, 2017.

PENTAIR PLC

PENTAIR PLC
C/O BROADRIDGE
51 MERCEDES WAY
EDGEWOOD, NY 11717
Meeting Information
Meeting Type:	Annual General Meeting
For holders as of:	March 6, 2017
Date: May 9, 2017 Time: 8:00 AM Local Time
Location:	Claridge's
Brook Street
Mayfair, London
United Kingdom,W1K 4HR

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice of Annual General Meeting 3. Proxy Statement 4. Irish Financial Statements and Related Reports

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote by Telephone: To vote by telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. You are also entitled to appoint a proxy or proxies to attend, speak and vote at the meeting on your behalf. This proxy does not have to be a shareholder. If you wish to appoint a proxy other than Randall J. Hogan, John L. Stauch and Angela D. Jilek, please contact the Corporate Secretary. For directions to the meeting, visit www.grandluxuryhotels.com/hotel/claridge-s. Please see the Proxy Statement for further information regarding how to vote at the Annual Meeting in person.

Unless you plan to attend the meeting, you must submit your instructions or return your proxy by 3:00 a.m., Eastern Daylight Time, on May 7, 2017.

Voting Items
The Board of Directors recommends you vote FOR the following director nominees:

1.	Election of Directors

	1a.	Glynis A. Bryan

	1b.	Jerry W. Burris

	1c.	Carol Anthony (John) Davidson

	1d.	Jacques Esculier

	1e.	Edward P. Garden

	1f.	T. Michael Glenn

	1g.	David H. Y. Ho

	1h.	Randall J. Hogan

	1i.	David A. Jones

	1j.	Ronald L. Merriman

	1k.	William T. Monahan

	1l.	Billie Ida Williamson

The Board of Directors recommends you vote FOR proposals 2, 4, 5, 6 and 1 Year on proposal 3.

2.	To approve, by non-binding advisory vote, the compensation of the named executive officers.

3.	To recommend, by non-binding advisory vote, the frequency of future advisory votes on the compensation of the named executive officers.

4.	To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the independent auditors of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditors’ remuneration.

5.	To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law. (Special Resolution)

6.	To approve amendments to Pentair plc’s Articles of Association to implement proxy access. (Special Resolution)

7.	To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.